Exhibit 10.1

AMENDMENT NUMBER TWO TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS

THIS AMENDMENT NUMBER TWO TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS (this “Amendment”), dated as of September 7, 2022, is entered into among PACIFIC WESTERN BANK, a California state-chartered bank (“Lender”), and HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation (“Borrower”), in light of the following facts:
RECITALS
WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated September 9, 2019 (as previously amended, the “Loan Agreement”); and
WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.
2.AMENDMENTS.
(a)All references in the Loan Agreement, Note and other Related Documents to the $15,000,000 “Principal” or maximum principal cap on the revolving line of credit provided thereunder is hereby changed to and shall be $20,000,000, which shall continue to be subject to the other limitations and terms and conditions set forth therein.
(b)All references in the Loan Agreement, Note and other Related Documents to Maturity or the Maturity Date is hereby changed from 02-28-2023 to 08-31-2024.
(c)The stated amount of the Note is hereby increased from $15,000,000 to $20,000,000.
(d)The paragraph titled “Advance Rate” on page 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Advance Rate. The aggregate principal amount of all Advances outstanding at any time shall not exceed the lesser of (a) the Maximum Amount and (b) 50.00% of all then outstanding investment loans made by Borrower to entities that are acceptable to Lender, which Borrower loans are deemed to be eligible by Lender in its sole discretion (“Eligible Loans”). In addition to the other conditions set forth below, Lender’s obligation to make any Advance shall be subject to receipt by Lender of a borrowing base certificate from Borrower, in form and substance acceptable to Lender (“Borrowing Base Certificate”), listing all detail requested by Lender with respect to each Borrower loan then outstanding and calculating the availability based on the advance rate set forth above and the eligibility criteria of Lender (the “Borrowing Base”).”

(e)The paragraph titled “Closing Fee; Unused Commitment Fee” on page 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Documentation Fee; Unused Commitment Fee. On the effective date of Amendment Number Two to this Agreement, Borrower shall pay Lender a documentation fee equal to $500, which fees shall be fully earned and non-refundable. Any unused portion of the $20,000,000.00 commitment, in an amount over $3,000,000.00, shall be subject to a monthly fee of 0.50% (one-half percentage point per annum).”

(f)The paragraph titled “Minimum Tangible Net Asset Value” on page 3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Minimum Tangible Net Asset Value. Borrower shall maintain a minimum Net Asset Value in the amount of $15,000,000.00. The term “Net Asset Value" is defined as the total assets less goodwill/other intangible less the total liabilities on a consolidated basis. This required value must be maintained at all times and may be evaluated quarterly.”
(g)The provision title “Minimum Quarterly Net Investment Income” on page 3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Minimum Quarterly Net Investment Income. Borrower shall maintain a minimum Quarterly Net Investment Income after the management/incentive fees in the amount of $300,000.00. The term "Net Investment Income" is defined as the total investment income less the total expenses, as presented in Borrower’s financial statements. This required minimum income must be maintained at all times and may be evaluated quarterly.”
(h)The following new definition is hereby added, in proper alphabetical order, under the Paragraph titled “DEFINITIONS” on page 7 of the Loan Agreement, to read as follows:
“Maximum Amount. The words “Maximum Amount” refer to the dollar amount set forth under “Principal” at the top of this Agreement, as such amount may be reduced or increased from time to time pursuant to this Agreement.”
3.CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:
(a)    Lender shall have received a fully executed original of this Amendment;
(b)    Lender shall have received a fully executed Disbursement Request and Authorization and Notice of Final Agreement;
(c)    Lender shall have received a documentation fee of $500; and
(d)    Lender shall have received all legal fees incurred by it in connection with this Amendment and all other documents being executed in connection herewith.
4.REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all representations and warranties of Borrower set forth in the Loan Agreement are true, complete and accurate as of the date hereof.

5.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.
6.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation, as Borrower

By:     /s/ Jeffrey A. Cerny
Jeffrey A. Cerny, CFO

PACIFIC WESTERN BANK

By: /s/ Todd Savitz
    Todd Savitz, Senior Vice President
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